                           SPECIMEN STOCK CERTIFICATE

[FACE]

COMMON STOCK PAR VALUE $.50 PER SHARE

INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

NUMBER - DC _____

CUSIP 205768 20 3

SEE REVERSE SIDE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT ______________________________________ IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

Comstock Resources, Inc. hereinafter called "Corporation" transferable only on the books of the Corporation by the holder thereof in person or by duly authorized attorney, upon the surrender of this certificate properly endorsed.
This Certificate is not valid until countersigned and registered by the Transfer
Agent and Registrar. In Witness Whereof, the Corporation has caused this certificate to be signed by the facsimile signatures of its duly authorized officers. Dated:

PRESIDENT

SECRETARY

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
TRANSFER AGENT AND REGISTRAR.

BY

AUTHORIZED SIGNATURE

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[BACK]

     COMSTOCK RESOURCES, INC.

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO
REQUESTS THE DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL
OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE
CORPORATION AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH
PREFERENCES AND/OR RIGHTS.  SUCH REQUEST MAY BE MADE TO THE CORPORATION AT
ITS PRINCIPAL PLACE OF BUSINESS OR TO THE TRANSFER AGENT.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be constructed as though they were written out in full according to applicable laws or regulations:

     TEN COM--as tenants in common
     TEN ENT--as tenants by the entireties
     JT TEN--as joint tenants with right of survivorship and not as tenants in common
     UNIF GIFT MIN ACT____________ (Cust) Custodian____________  (Minor) under Uniform
     Gifts to Minors Act _________ (State)

     Additional abbreviations may also be used though not in the above list.

     For value received,____________ hereby sell, assign and transfer unto

     PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

     PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
ASSIGNEE

     Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint _______________________________________

     Attorney to transfer the said shares on the books of the within-named
Corporation with full power of substitution in the premises. Dated,

     NOTICE:

     THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS
WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION
OR ENLARGEMENT OR ANY CHANGE WHATEVER.

     (SIGNATURE)

     (SIGNATURE)

     THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO
S.E.C. RULE 17Ad-15.

     SIGNATURE(S) GUARANTEED BY:

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